UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2017

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of Incorporation)

001-35518	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events

On January 30, 2017, Supernus Pharmaceuticals, Inc. issued a press release announcing the issuance of a seventh patent by the United States Patent and Trademark Office covering Trokendi XR®, its novel once-daily extended-release topiramate product.  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.1 — Press Release Dated January 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: February 1, 2017	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

Exhibit 99.1	Press Release Dated January 30, 2017.	Attached